SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

October 23, 2003

(Date of earliest event reported)

FIRST FEDERAL CAPITAL CORP

(Exact name of registrant as specified in its charter)

COMMISSION FILE NO. 000-18046

WISCONSIN	39-1651288

(State or other jurisdiction	(I.R.S. Employer Identification No.)
of incorporation)

605 STATE STREET
LA CROSSE, WI	54601

(Address of principal executive offices)	(Zip Code)

(608) 784-8000
(Registrant’s telephone number, including area code)

SIGNATURES
EX-99.1 Press Release

ITEM 5. OTHER EVENTS

First Federal Capital Corp is filing as Exhibit 99.1 to this Form 8-K its press release dated October 23, 2003, announcing earnings for the three and nine month periods ended September 30, 2003

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	N/A

(b)	N/A

(c)	Exhibit No. Description

99.1	Press Release, dated October 23, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FEDERAL CAPITAL CORP

Date: October 23, 2003	By:	/s/ Michael W. Dosland

Michael W. Dosland, Senior Vice
President, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 23, 2003